Exhibit 10.18.1

FSMC-KINEX CONFIDENTIAL

FIRST AMENDMENT TO THE AGREEMENT FOR MEDICAL TECHNOLOGY RESEARCH, DEVELOPMENT,

INNOVATION AND COMMERCIALIZATION ALLIANCE

This FIRST AMENDMENT TO THE AGREEMENT FOR MEDICAL TECHNOLOGY RESEARCH, DEVELOPMENT, INNOVATION AND COMMERCIALIZATION ALLIANCE (“First Amendment”) is effective as of July 21, 2015, (“First Amendment Effective Date”) and is between FORT SCHUYLER MANAGEMENT CORPORATION (“FSMC”), a not-for-profit corporation existing under the laws of the State of New York, having its office located at 257 Fuller Road, Albany, New York 12203 and KINEX PHARMACEUTICALS, INC. (“KINEX”), a Delaware corporation with its principal office located at 701 Ellicott Street, Buffalo, New York 14203. Capitalized terms used but not defined in this First Amendment shall have the meanings set forth in the Agreement (as defined below).

WHEREAS, reference is made to that certain Agreement for Medical Technology Research, Development, Innovation and Commercialization Alliance (“Agreement”) entered into by FSMC and KINEX and made effective as of May 1, 2015; and

WHEREAS, the Agreement sets forth the location of the to be constructed Manufacturing Facility; and

WHEREAS, FSMC and KINEX desire to amend the Agreement to amend the location of the Manufacturing Facility.

NOW, THEREFORE, in consideration of mutual promises herein contained, the Parties agree as follows:

1.	Section 2.8 of the Agreement shall be deleted in its entirety and replaced as follows with all references to the location of the Manufacturing Facility to be deleted and revised to refer to Dunkirk, New York:

“Manufacturing Facility means the approximately 315,000 square foot state-of-the-art ISO Class 5 high potency oral and sterile injectable pharmaceutical manufacturing facility and related infrastructure to be located at a site in or near Dunkirk, New York. After the Parties sign this Agreement, the Parties will mutually agree on specifications for the design and construction of the Manufacturing Facility to be set forth in Exhibit A by amending this Agreement and on terms for the operation and maintenance of the Manufacturing Facility in a separate written lease agreement between KINEX and FSMC.”

2.	Exhibit C annexed to the Agreement is hereby deleted in its entirety and is replaced with the Exhibit C annexed to this First Amendment.

3.	Exhibit D annexed to the Agreement is hereby deleted in its entirety and is replaced with the Exhibit D annexed to this First Amendment.

4.	Unless otherwise expressly amended by this First Amendment, the terms and conditions of the Agreement shall remain the same and in full force and effect.

5.	This First Amendment may be signed in counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute but one and the same First Amendment.

FSMC-KINEX CONFIDENTIAL

Any signed copy of this First Amendment made by reliable means (e.g., photocopy, facsimile, or PDF Adobe Format) is considered an original.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be signed and delivered by their duly authorized representatives as of the Effective Date.

FORT SCHUYLER MANAGEMENT CORPORATION		KINEX PHARMACEUTICALS, INC.

By:		By:
Name:	Walter Gerald Barber	Name:	Flint D. Besecker
Title:	Chairman	Title:	Chief Operating Officer & Board Director
Date:	August 6, 2015	Date:	July , 2015

FSMC-KINEX CONFIDENTIAL

EXHIBIT C

DEPARTMENT LEGEND
23857 SF ADMINISTRATION
3499 SF CIRCULATION
3718 SF CORE
3463 SF MECHANICAL
1644 SF SHARED
11354 SF TEST LABORATORY (PHASE 2 - NIC)
SIXTH FLOOR - DRAFT PROGRAMMING PLAN
GHA
KIDENEY ARCHITECTS PC
NOT FOR CONSTRUCTION
A100

FSMC-KINEX CONFIDENTIAL

EXHIBIT D

Compounding Isolator
ROOMS AND EQUIPMENT LISTING
23 Jun 15
Rev 0

[illegible]	Room #	Location/Room Designation
[illegible]	[illegible]	[illegible]

[illegible]

Compounding Isolator
ROOM AND EQUIPMENT LISTING
10-Jun-15
Rev 0

Compounding Isolator
ROOM AND EQUIPMENT LISTING
23-Jun-15
Rev 0

Compounding Isolator
ROOM AND EQUIPMENT LISTING
23-Jun-15
Rev 0